THE ALGER FUNDS II

Alger Emerging Markets Fund

Supplement Dated March 6, 2020 to the

Prospectus and Summary Prospectus

Dated March 1, 2020

The Board of Trustees of The Alger Funds II (the “Trust”) has approved the liquidation and return of assets to affected shareholders of Class Y Shares of the Alger Emerging Markets Fund, a series of the Trust (the “Fund”), effective on or about June 1, 2020 (the “Liquidation Date”). Before the Liquidation Date, and at the discretion of Fred Alger Management, LLC, the assets of the Class Y Shares of the Fund will be returned to shareholders. The return of assets to shareholders of the Class Y Shares of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about May 1, 2020 (the “Closing Date”), the Class Y Shares of the Fund will be closed to further investment, excluding reinvestment of any dividends and distributions.

The return of assets will occur without the imposition of any sales charge, fee or other charge. Shareholders may exchange Class Y Shares of the Fund into the same class of shares of another fund in The Alger Family of Funds prior to the Liquidation Date without the imposition of any sales charge, fee or other sales charge. The return of assets or an exchange may be a taxable event. Investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of the liquidation or an exchange.

S-TAFII-Inst 3620